______________________________________________________________________


                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                      __________________________

                              FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  June 7, 1996


                        BASIN EXPLORATION, INC.
- ----------------------------------------------------------------------
          (Exact Name of Registrant as Specified in Charter)


           Delaware             0-20125           84-1143307
- ----------------------------------------------------------------------
 (State or Other Jurisdiction (Commission      (I.R.S. Employer
       of Incorporation)      File Number)    Identification No.)


370 17th Street, Suite 1800, Denver, Colorado        80202
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  (Address of principal executive offices)        (Zip Code)


  Registrant's telephone number, including area code: (303) 685-8000

______________________________________________________________________

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 7, 1996, Basin Exploration, Inc. (the "Company") closed the sale of the remaining portion of its D-J Basin assets to HS Resources, Inc. ("HS Resources") and its wholly owned subsidiary, Orion Acquisition, Inc. ("Orion") (Orion and HS Resources, "HS"), receiving $83.3 million in cash proceeds, net of purchase price adjustments of $2.0 million and customary closing adjustments made to reflect post-effective date revenues and expenses, transferred receivables and payables, and interest on the purchase price from the effective date. In this transaction, which was consummated pursuant to an Agreement for the Purchase and Sale of Assets [Wattenberg] dated as of February 24, 1996 between the Company and HS (the "Wattenberg Agreement"), the Company sold oil and gas properties and related assets that included the Company's interests in certain producing wells and drilling locations in the north and east portions of the Wattenberg Field in Colorado (the "Asset Sale"). The Asset Sale was approved by the Company's stockholders at the Company's Annual Meeting of Stockholders held on June 6, 1996. The sale was the second of two separate transactions in which the Company sold to HS all of its oil and gas properties in the D-J Basin in Colorado (representing the Company's interests in approximately two-thirds of its producing wells) and related assets for a combined adjusted cash purchase price of $123.5 million, effective as of January 1, 1996, with interest of 7.5% per annum applicable from the effective date to the respective closing dates.

     In the first transaction, which was closed on March 15, 1996 pursuant to an Agreement for the Purchase and Sale of Assets [Monetization] dated as of February 24, 1996 by and among the Company and HS, the Company sold assets which included the Company's interests in the Spindle Field and certain properties in the south and west portions of the Wattenberg Field (the "HS Monetization"). Cash proceeds received on closing of the first transaction, net of applicable closing adjustments (but not reflecting any price adjustments for defect claims, all of which were resolved in the closing under the Wattenberg Agreement), totalled approximately $37.1 million.

     The initial aggregate purchase price of $125.5 million for both transactions was determined based on negotiations relating to the parties' assessments of oil and gas reserves, future pricing, and operating efficiencies resulting from consolidation in the D-J Basin. The final purchase price of $123.5 million reflected the parties' negotiated settlement of HS' claims for defect adjustments based on the mechanisms provided in the purchase and sale agreements.

     The Company used a portion of the combined proceeds from the HS Monetization and the Asset Sale to repay all of its outstanding debt, which totalled approximately $77 million in late-February 1996 when the two sale agreements were announced, and the remainder has been or is expected be used in the future for general corporate purposes, including the funding of acquisition, exploration and development projects. The Company's borrowing base under its bank line of credit has not yet been formally redetermined to reflect the Asset Sale, but is anticipated to be established shortly at a level of at least $20 million.

     As a consequence of the significant reduction of operating assets resulting from the HS Monetization and the Asset Sale, the Company is currently in the process of reducing the staff size at its Denver office headquarters and implementing certain related general and administrative expense reductions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (B)  PRO FORMA FINANCIAL INFORMATION.

     The following pro forma condensed consolidated statements of income for the year ended December 31, 1995 and the three months ended March 31, 1996, and pro forma condensed consolidated balance sheet as of March 31, 1996, adjust the historical financial information of the Company for the Asset Sale and, where appropriate, the HS Monetization. The pro forma statement of income for the year ended December 31, 1995 was prepared as if the sales transactions were consummated on December 31, 1994. The pro forma statement of income for the three months ended March 31, 1996 was prepared as if the sales transactions were consummated on December 31, 1995. The pro forma balance sheet was prepared as if the Asset Sale was consummated on March 31, 1996 (the HS Monetization had been actually consummated by such date). The pro forma adjustments are based on estimates and assumptions explained in further detail in the accompanying notes.

     The pro forma financial statements should be read in conjunction with the related historical financial statements and related notes, which are included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, filed with the Securities and Exchange Commission on March 28, 1996, and in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1996, filed with the Securities and Exchange Commission on May 15, 1996. The pro forma information presented is not necessarily indicative of the results that would have actually occurred had the transactions been consummated on the dates or for the periods indicated or which may occur in the future.


                        BASIN EXPLORATION, INC.
         PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                 FOR THE YEAR ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                         Unaudited
                                                                          --------------------------------------
                                                                              Pro Forma
                                                                             Adjustments           Pro Forma
                                                                          to Reflect the HS       After the HS
                                                                           Monetization and     Monetization and
                                                           Historical       the Asset Sale       the Asset Sale
                                                          ------------------------------------------------------
OPERATING REVENUES:
Oil revenue                                              $ 19,632            $(10,987)(a)          $  8,645
Gas revenue                                                20,013             (14,717)(a)             5,296
Other                                                         674                                       674
                                                         -------------------------------------------------------
                                                           40,319             (25,704)               14,615
                                                         -------------------------------------------------------

OPERATING COSTS AND EXPENSES:
Production                                                 11,674              (6,616)(a)             5,058
Depletion, depreciation and amortization                   17,202             (12,036)(b)             5,166
General and administrative, net                             5,498                     (c)             5,498
Property impairment                                        26,500             (21,500)(d)             5,000
Other                                                         497                                       497
                                                         -------------------------------------------------------
                                                           61,371             (40,152)               21,219
                                                         -------------------------------------------------------
Operating income (loss)                                   (21,052)             14,448                (6,604)

Other income (expense), net                                (6,275)             (6,432)(e)               157
                                                         -------------------------------------------------------
Income (loss) before taxes                                (27,327)             20,880                (6,447)

Income tax benefit (provision)                              7,784              (5,380)(f)             2,404
                                                         -------------------------------------------------------
Net income (loss)                                        $(19,543)            $15,500              $ (4,043)
                                                         =======================================================

Weighted average common shares
outstanding                                                10,710                                    10,710
                                                          =======                                   =======

Earnings (loss) per share                                $  (1.82)                                 $  (0.38)
                                                         ========                                  ========


   The accompanying notes are an integral part of these statements.


                        BASIN EXPLORATION, INC.
         PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 1996
                 (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                Unaudited
                                                          ------------------------------------------------------
                                                                              Pro Forma
                                                                             Adjustments           Pro Forma
                                                                          to Reflect the HS       After the HS
                                                                           Monetization and     Monetization and
                                                           Historical       the Asset Sale       the Asset Sale
                                                          ------------------------------------------------------
OPERATING REVENUES:
Oil revenue                                              $  3,875             $(1,852)(a)           $ 2,023
Gas revenue                                                 3,611              (3,071)(a)               540
Other                                                          23                                        23
                                                         -------------------------------------------------------
                                                            7,509              (4,923)                2,586
                                                         -------------------------------------------------------

OPERATING COSTS AND EXPENSES:
Production                                                  2,402              (1,417)(a)               985
Depletion, depreciation and amortization                    3,354              (2,293)(b)             1,061
General and administrative, net                             1,189                     (c)             1,189
Other                                                          18                                        18
                                                         -------------------------------------------------------
                                                            6,963              (3,710)                3,253
                                                         -------------------------------------------------------
Operating income (loss)                                       546              (1,213)                 (667)

Other income (expense), net                                (1,462)              1,529 (e)                67
                                                         -------------------------------------------------------
Income (loss) before taxes                                   (916)                316                  (600)

Income tax benefit (provision)                                 --                                        --
                                                         -------------------------------------------------------
Net income (loss)                                        $   (916)            $   316              $   (600)
                                                         =======================================================

Weighted average common shares
outstanding                                                10,687                                    10,687
                                                          =======                                   =======

Earnings (loss) per share                                $  (0.09)                                   $ (.06)
                                                         ========                                  ========


   The accompanying notes are an integral part of these statements.


                        BASIN EXPLORATION, INC.
            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            MARCH 31, 1996
                            (IN THOUSANDS)

                                                                                Unaudited
                                                          -------------------------------------------------------
                                                                              Pro Forma
                                                                            Adjustments to         Pro Forma
                                                                           Reflect the Asset    After the Asset
                                                           Historical           Sale(g)               Sale
                                                          ------------------------------------------------------
ASSETS
Current assets                                           $  8,308            $  39,697             $ 48,005
Oil and gas properties and equipment, net                  97,254              (54,873)              42,381
Other noncurrent assets                                     1,773               (1,629)                 144
                                                          ------------------------------------------------------
                                                         $107,335            $ (16,805)            $ 90,530
                                                          ======================================================

LIABILITIES AND STOCKHOLDERS'
EQUITY
Current liabilities                                     $  11,447            $   1,400             $ 12,847
Long-term debt                                             40,164              (40,104)                  60
Long-term portion of ad valorem taxes                       3,311               (1,717)               1,594
Deferred income taxes                                          --                5,359                5,359
Stockholders' Equity                                       52,413               18,257               70,670
                                                          ------------------------------------------------------
                                                         $107,335             $(16,805)            $ 90,530
                                                          ======================================================

   The accompanying notes are an integral part of these statements.


                        BASIN EXPLORATION, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


The pro forma condensed financial statements reflect the adjustments described below:

Statements of Income

     The pro forma adjustments to the statement of income for the year ended December 31, 1995 eliminate revenues, costs and expenses associated with properties disposed of in the HS Monetization and the Asset Sale, and related interest expense, for the entire year. Pro forma adjustments to the statement of income for the three months ended March 31, 1996 adjust for such amounts pertaining to the Asset Sale properties for the entire period and for amounts relating to the HS Monetization from the beginning of the period to the actual date of disposition, March 15, 1996.

     (a) Represents oil and gas revenues and related production expenses directly attributable to the properties sold pursuant to the HS Monetization and the Asset Sale.

     (b) Depletion of oil and gas properties was computed using the unit-of-production method.

     (c) Although savings in general and administrative expenses facilitated by reductions in assets under management are expected to be realized, no adjustment has been shown as such savings are dependent on staff and office space reductions, and similar savings, which have not yet been effected. The Company estimates that total annualized reductions in general and administrative expenses resulting from the HS Monetization and the Asset Sale would approximate $2 million on a pro forma basis.

     (d) To adjust the "ceiling limit" write down recorded by the Company in its historical financial statements as of September 30, 1995 for the pro forma effects of the HS Monetization and the Asset Sale, as if such transactions occurred at the beginning of 1995. In computing such adjustment, the accounting treatment for the Asset Sale was consistent with the reporting treatment described in note (g) below, and the accounting treatment for the HS Monetization was to credit sale proceeds to the Company's full cost pool with no recognition of gain or loss. The adjustment represents the difference between the impairment recorded on a historical basis and the impairment that would have been recorded during the year on the oil and gas properties remaining after the HS Monetization and the Asset Sale, after giving effect to the two sale transactions in the manner described. The impairment relating to the remaining properties was calculated based on the proved reserves remaining after the HS Monetization and the Asset Sale assuming that the full cost ceiling test was calculated at the end of each fiscal quarter.

     (e) To adjust interest expense to reflect reductions in bank debt. No interest income or other revenue relating to residual cash resulting from the Asset Sale has been recognized, but based on estimated residual cash balances, giving consideration to both the HS Monetization and the Asset Sale on a pro forma basis after retirement of all long-term debt, if such balances were

invested in interest bearing cash equivalents for the entire respective periods, estimated interest income earned thereon would approximate $2.5 million for the year ended December 31, 1995 and $500,000 for the three months ended March 31, 1996.

     (f) To record an adjustment to the provision for income taxes resulting from the foregoing pro forma adjustments to revenues and expenses.

Balance Sheet

     (g) To reflect the Asset Sale. Because the transaction constituted the sale of a significant portion of the Company's total oil and gas reserves, which significantly altered the relationship between the Company's capitalized costs and its proved reserves, net capitalized costs of oil and gas properties were allocated between the reserves sold and retained based on their estimated relative reserve values as of March 31, 1996 (which approximated relative reserve quantities at such date). A resulting gain has been recognized in the amount of $18.3 million, net of related income taxes of $7.3 million. Estimated adjusted sales proceeds, net of transaction costs and a provision for current taxes, have been utilized primarily to eliminate the Company's bank debt and to increase net working capital by $38.3 million. Amounts presented are based on the sales price for the Asset Sale properties, as adjusted at closing for title and other defects.











(C)  EXHIBITS.

4.1 Agreement for Purchase and Sale of Assets [Wattenberg], dated as of February 24, 1996, by and between the Company, HS Resources, Inc. and Orion Acquisition, Inc., for the sale of $87.5 million of the Company's assets in the D-J Basin, filed as Exhibit 4.2 to the Company's Current Report on Form 8-K, dated February 24, 1996, with the Securities and Exchange Commission on March 6, 1996, and incorporated herein by reference.

99.1 Press Release, dated June 7, 1996.







                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BASIN EXPLORATION, INC.



Dated: June 24, 1996          By Howard L. Boigon
                                --------------------------------------
                                 Howard L. Boigon
                                 Vice President - General Counsel







                             EXHIBIT INDEX



Exhibit No.     Description                                       Page
- -----------     -----------                                       ----

    99.1        Press Release, dated June 7, 1996.                 12











                                 -11-